Employee and Director Benefit Programs (Details 3) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Employee and Director Benefit Programs
Service cost	$ 521	$ 363	$ 325
Interest cost	101	70	63
Net periodic cost	$ 622	$ 433	$ 388
Weighted average discount rate assumption used to determine benefit obligation	5.50%	5.50%	5.50%